UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

 _________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2017

ALLIANCE MMA, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-37899	47-5412331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 739-7825

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 14, 2017, Alliance MMA, Inc. (the “Company”) entered into an Asset Purchase Agreement pursuant to which it acquired the mixed martial arts (MMA) promotion business of The Englebrecht Company, Inc., doing business as Roy Englebrecht Promotions (“Englebrecht”). The contractual purchase price for the acquisition is $1,039,500, $207,900 of which will be paid in cash and $831,600 will be paid in 693,000 shares of the Company’s common stock, valued at $1.20. In connection with the acquisition, Englebrecht will place 258,818 shares of the common stock issuable as part of the purchase price in escrow to guarantee the financial performance of the Englebrecht promotion business following the acquisition. In the event that the gross profit of the Englebrecht promotion business is less than $148,500 during the 12-month period following the acquisition, all 258,818 shares will be forfeited by Englebrecht and cancelled. Among the assets being purchased by Alliance is a cash balance of approximately $159,000.

The foregoing description of the acquisition of the assets of The Englebrecht Company, Inc.is a summary only and is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

On June 15, 2017, the Company issued a press release announcing the acquisition of the assets of The Englebrecht Company, Inc. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information under this Item 7.01 and in Exhibit 99.1 in this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 7.01 and in Exhibit 99.1 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

10.1	Asset Purchase Agreement, dated as of June 14, 2017, by and among The Englebrecht Company, Inc., Roy Englebrecht and Alliance MMA, Inc.

99.1	Press Release dated June 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE MMA, INC.

By:	/s/ Paul K. Danner
Paul K. Danner
Chief Executive Officer

Dated: June 15, 2017